                          ING VARIABLE INSURANCE TRUST
                     ING GET U.S. CORE PORTFOLIO - SERIES 1

                       SUPPLEMENT DATED SEPTEMBER 8, 2003
                       TO THE ING GET U.S. CORE PORTFOLIO
                               SERIES 1 PROSPECTUS
                               DATED JUNE 2, 2003

         The section entitled "Investment Objective, Principal Investment Strategies and Risks," beginning on page 1 of the Prospectus is revised to delete the last two sentences of the paragraph captioned "Asset Allocation" on page 2 of the Prospectus and replace them with the following:

                  The amount directed to the Equity Component is always restricted so that even if it were to experience a "material decline" in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a "material decline" in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the "material decline" at 20%, more assets will likely be allocated to the Equity Component than if the "material decline" is defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

         The section entitled "Investment Objective, Principal Investment Strategies and Risks," beginning on page 1 of the Prospectus is revised to delete the paragraph captioned "Annuity Charges and Other Expenses" on page 4 of the Prospectus in its entirety and replace it with the following:

                  IMPACT OF ANNUITY CHARGES AND OTHER EXPENSES. Contractholders and Participants acquiring interests in the Series through separate accounts are not all subject to identical separate account charges. In its proprietary computer model, the Sub-Adviser uses an expense factor designed to have the Series produce a return which may cover some portion of these charges. The expense factor will be determined at the inception of the Guarantee Period. If the expense factor is set to cover the higher charges, the initial asset allocation to the Equity Component will be lower. Accordingly, the level of the expense factor chosen by the Series may represent a greater opportunity cost to Contractholders and Participants with lower separate account charges. Regardless of where the expense factor is set, it will not affect the Guarantee payable by the insurance company.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE